UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 29, 2020

Trident Brands Incorporated
(Exact name of registrant as specified in its charter)

Nevada	000-53707	26-1367322
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 South Executive Drive, Suite 101, Brookfield, WI, 53005
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:
(262) 789-6689

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company
☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $.001 par value per share	TDNT	N/A

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 29, 2020, Mark R. Holcombe resigned as a director of the Company. Mr. Holcombe will continue to provide business advisory services to the Company, pursuant to his agreement with the Company. On March 1, 2020, the Company’s Board of Directors appointed Richard Russell to serve on the Company’s Board of Directors, to serve in such capacity until the next annual meeting of stockholders of the Company, subject to earlier resignation or removal.

In connection with his appointment, the Company’s Board of Directors determined that Mr. Russell would meet the requirements of an “independent director” under the Nasdaq Stock Market’s corporate governance rules. Accordingly, the Board of Directors has designated Mr. Russell an “independent director” for corporate governance purposes. The Company intends to expand its Board of Directors and appoint additional “independent directors,” with the objective of enhancing corporate governance.

The compensation of Mr. Russell for serving on the Company’s Board of Directors will be determined at a later date, at which time the Company will file a Form 8-K Current Report as required.

Since November 2017, Mr. Russell has served as Chief Financial Officer of LM Funding America, Inc., a Florida based Nasdaq listed technology-based specialty finance company offering unique funding solutions to community associations. Since December 2019, Mr. Russell has served as Chief Financial Officer of Generation Income Properties Inc., a Florida based real estate investment company quoted on the OTCQB. Since August 2016, Mr. Russell has been a Board Member of the Hillsborough County Internal Audit Commission, of which he was appointed Chairman in January 2020. From September 2013 to December 2016, Mr. Russell served as Chief Financial Officer of Mission Health Communities, a skilled nursing company with 32 skilled and assisted living facilities in Florida. From 2007 – 2013, Mr. Russell was the Sr. Director Corp. Finance - Sr. Director - Head of Internal Audit - Assistant Corporate Controller of Cott Corporation, a large public international manufacturing beverage company headquartered in Florida.

******************

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trident Brands Incorporated

Dated: March 4, 2020	By:	/s/ Scott Chapman
Scott Chapman
President

3